August 2025 / © 2025 Remitly Inc. Investor Presentation Second Quarter 2025 Earnings August 6, 2025

August 2025 / © 2025 Remitly Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future events or our future results of operations and financial position, including our fiscal year and third quarter 2025 financial outlook, including forecasted fiscal year and third quarter 2025 revenue, net income (loss), and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to develop new products and services in a timely manner; our ability to achieve or sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to attract and retain qualified employees; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal and tax policy, foreign trade, or foreign investment), or regional and global conflicts or related government sanctions, or legislative or regulatory developments; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances or obtain new licenses and regulatory clearances; our ability to maintain and expand international operations; and our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our quarterly report on Form 10-Q for the quarter ended June 30, 2025, to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2025 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, August 6, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following August 6, 2025 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measure A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes, stock-based compensation expense, net, and payroll taxes related to stock-based compensation expense, net, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results. Disclosures

2Q Strategic Overview Matt Oppenheimer Co-Founder & CEO 3 August 2025 / © 2025 Remitly Inc.

August 2025 / © 2025 Remitly Inc. 2Q25 Revenue Exceptional Financial Performance — GAAP Profitability and Rule of 50 2Q25 Profitability *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. $412m up 34% Y/Y $6.5m GAAP Net Income $64m Adjusted EBITDA* 16% Adjusted EBITDA Margin*4

August 2025 / © 2025 Remitly Inc. 5 Remitly One Remitly Business Agentic AI Stablecoins Breakthrough innovation Note: Mobile screenshot is a preliminary design and is subject to change before launch.

August 2025 / © 2025 Remitly Inc. 6 Remitly Business Supercharging businesses ● Fast, Global Onboarding Automated eKYB and global reach ● Competitive Price and High Trust Transparent pricing with strong security ● Advanced Business Tools Bulk payouts, payment requests, and reconciliation support Large TAM, High LTV & High Retention ● Expanding TAM from 2T to 22T1 ● Nearly 2x average transaction size ● 6x higher lifetime value* ● Strong early retention trends 1. FXC Intelligence Data: 2024 Market Size of non-wholesale cross-border payments: SMB Goods $10.6T, C2B $4.5T, SMB Services $3.3T, B2C $1.9T *Based on early business customer cohorts

August 2025 / © 2025 Remitly Inc. Remitly One 7 Remitly Flex “Send now, pay later” liquidity for cross-border needs Remitly One Unified membership experience for storing, payments, and liquidity Product Launch event in September Remitly Wallet Multi-currency wallet for secure storage of fiat and stablecoins Benefits Free instant funding, flexible repayment terms Benefits Earn rewards to grow funds Additional Services Announcing Soon! Benefits Cashback for using wallet or membership features Note: Mobile screenshot is a preliminary design and is subject to change before launch.

August 2025 / © 2025 Remitly Inc. Stablecoins 8 Customer Value Proposition ● Store and manage stablecoin balances in Wallet launching USDC with Circle Internet Financial ● Receive payments in stablecoin wallets launching with Bridge, a Stripe company ● Internal Treasury efficiencies to fund liquidity across global markets Agility & Efficiency ● Near-instant settlement across time zones and weekends ● Agility and efficiency in volatile and underbanked FX markets ● Increasing adoption & regulatory clarity for Stablecoins Note: Mobile screenshot is a preliminary design and is subject to change before launch.

August 2025 / © 2025 Remitly Inc. 9 Agentic AI Customer Value Proposition ● Powerful lever for customer acquisition and onboarding ● Remitly on WhatsApp experience drives offline to online use through simple, chat-based flows to send money ● Better customer engagement and higher conversion rates for offline customers so far! Innovation & Optimization ● Enabling intelligent & conversational experiences for cross-border payments ● Agentic AI support experience handles millions of interactions - reducing cost-to-serve and increasing satisfaction ● Agentic AI approach allows us to reach customers where they are

August 2025 / © 2025 Remitly Inc. Our Vision Transform lives with trusted financial services that transcend borders 10

2Q Financial Results Vikas Mehta CFO 11 August 2025 / © 2025 Remitly Inc.

Revenue ProfitabilityScale 2Q — Strong execution *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 12 August 2025 / © 2025 Remitly Inc. 8.5m 24% growth in quarterly active customers over 2Q 2024 $18.5b 40% growth in send volume over 2Q 2024 $411.9m 34% growth in revenue over 2Q 2024 $64m Adjusted EBITDA* $6.5m GAAP Net Income 16% Adjusted EBITDA Margin*

Four key focus areas to drive sustainable, long-term returns Note: $ in millions. 1. Adjusted EBITDA and Adjusted EBITDA margin are non- GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 13 August 2025 / © 2025 Remitly Inc. Quarterly Active Customers (in thousands) Revenue Revenue less Transaction Expense Adjusted EBITDA1 YoY % Growth 36% 35% 32% 29% 24% YoY % Growth 29% 42% 33% 34% 35% YoY % Growth 31% 39% 33% 34% 34% Adj. EBITDA Margin 9% 14% 13% 16% 16% Net Income (Loss) ($12) $2 ($6) $11 $7

August 2025 / © 2025 Remitly Inc. 14 Delivering operating efficiencies 2Q 25 Year-over-Year Change Performance Drivers Non-GAAP Operating Expenses as a % of Revenue1 Marketing 422 bps ● Efficiencies in digital and brand marketing along with word of mouth ● Continue to invest behind paid channels with increasing use of AI tools CS 46 bps ● Product improvements driving lower contact rates ● Increasing automation including AI-driven virtual assistant T&D 225 bps ● Efficient spend while delivering innovation goals G&A 29bps ● Higher provisions related to collectability of amounts due from certain processing partners ● Rigorous discipline on hiring and non-headcount spend 1. Operating expenses are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

Note: We expect to deliver modest GAAP net income in 3Q 2025. We also expect positive GAAP net income for the full year 2025. This guidance is only effective as of the date given, August 6, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following August 6, 2025 does not constitute re-affirming guidance. We cannot, without unreasonable effort, provide a quantitative reconciliation of forecasted adjusted EBITDA to forecasted GAAP net income due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted adjusted EBITDA. 15 August 2025 / © 2025 Remitly Inc. 2025 and 3Q 2025 Outlook 2025 $1.610b - $1.620b 2025 Revenue, 27% to 28% YoY growth $225m - $230m 2025 Adjusted EBITDA 3Q 2025 $411m - $413m 3Q 2025 Revenue, 22% to 23% YoY growth $53m - $55m 3Q 2025 Adjusted EBITDA

Q & A 16 August 2025 / © 2025 Remitly Inc.

17 August 2025 / © 2025 Remitly Inc. The first transaction was flawless and it was convenient and it was fast. So I’ve been hooked ever since. Tony, a Business customer Sends money from USA to DOM “

Appendix 18 August 2025 / © 2025 Remitly Inc.

August 2025 / © 2025 Remitly Inc. 19 Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net income (loss) adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charges of depreciation and amortization, (iv) other income (expense), net, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, (vii) payroll taxes related to stock-based compensation expense, net, and (viii) certain integration, restructuring, and other costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) payroll taxes related to stock-based compensation expense, net, (iii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iv) certain integration, restructuring, and other costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in an increase to revenue of approximately $3.5 million for the three months ended June 30, 2025, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 33% as compared to the same quarter in the prior year. Non-GAAP Financial Measures

August 2025 / © 2025 Remitly Inc. Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 2Q 2025 1Q 2025 4Q 20241 3Q 20241 2Q 20241 Customer support and operations $25,074 $22,573 $22,008 $21,792 $19,999 Excluding: Stock-based compensation expense, net 453 256 268 278 259 Excluding: Payroll taxes related to stock-based compensation expense, net 8 8 3 5 4 Non-GAAP customer support and operations $24,613 $22,309 $21,737 $21,509 $19,736 Marketing $84,976 $73,349 $83,937 $74,792 $77,056 Excluding: Stock-based compensation expense, net 4,747 4,127 4,595 4,514 4,521 Excluding: Payroll taxes related to stock-based compensation expense, net 258 456 352 179 236 Excluding: Integration, restructuring, and other costs 175 490 - - - Non-GAAP marketing $79,796 $68,276 $78,990 $70,099 $72,299 Technology and development $77,496 $73,851 $70,611 $68,446 $67,554 Excluding: Stock-based compensation expense, net 21,873 21,237 22,527 21,873 20,354 Excluding: Payroll taxes related to stock-based compensation expense, net 885 1,981 428 351 620 Excluding: Integration, restructuring, and other costs 1,382 - - - - Non-GAAP technology and development $53,356 $50,633 $47,656 $46,222 $46,580 General and administrative $59,581 $52,829 $54,875 $50,920 $45,889 Excluding: Stock-based compensation expense, net 10,993 10,172 14,224 12,613 12,023 Excluding: Payroll taxes related to stock-based compensation expense, net 368 695 264 198 284 Excluding: Donation of common stock 907 959 - 2,587 - Excluding: Integration, restructuring, and other costs 979 418 - - - Non-GAAP general and administrative $46,334 $40,585 $40,387 $35,522 $33,582 20 Non-GAAP Reconciliation 1. As previously announced on February 19, 2025, the Company's presentation of non-GAAP operating expenses now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period non-GAAP operating expenses have been recast to reflect this change.

August 2025 / © 2025 Remitly Inc. Reconciliation of net income (loss) to Adjusted EBITDA and calculation of Adjusted EBITDA Margin (in thousands, except for percentages) 2Q 2025 1Q 2025 4Q 20241 3Q 20241 2Q 20241 21 Non-GAAP Reconciliation Net income (loss) $6,536 $11,352 ($5,724) $1,917 ($12,091) Add: Interest income, net (411) (488) (877) (1,305) (1,197) Provision for income taxes 1,578 3,590 589 1,850 3,290 Depreciation and amortization 6,326 5,396 5,814 4,655 3,907 Other (income) expense, net 6,940 (2,221) 2,273 (2,274) (5,962) Donation of common stock 907 959 - 2,587 - Stock-based compensation expense, net 38,066 35,792 41,614 39,278 37,157 Payroll taxes related to stock-based compensation expense, net 1,519 3,140 1,047 733 1,144 Integration, restructuring, and other costs 2,536 908 - - - Adjusted EBITDA $63,997 $58,428 $44,736 $47,441 $26,248 Revenue $411,852 $361,624 $351,895 $336,527 $306,423 Adjusted EBITDA margin 15.5% 16.2% 12.7% 14.1% 8.6% Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. 1. As previously announced on February 19, 2025, the Company's presentation of Adjusted EBITDA now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period Adjusted EBITDA has been recast to reflect this change.

Thank you.